UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

Filed by Registrant ☑

Filed by Party other than Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement	☑	Definitive Additional Materials

☐ Soliciting Materials Pursuant to §240.14a-12

VerifyMe, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)1) and 0-11

Your **Vote** Counts!

VERIFYME, INC.

2023 Annual Meeting
Vote by June 5, 2023
11:59 PM ET



VERIFYME, INC.
75 S. CLINTON AVE., SUITE 510
ROCHESTER, NY 14604

V14263-P89110

You invested in VERIFYME, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2023.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2023
12:00 PM (Eastern Time)

Virtually at:
www.virtualshareholdermeeting.com/VRME2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Marshall Geller 02) Howard Goldberg 03) Scott Greenberg 04) Arthur Laffer 05) Adam H. Stedham 06) David Edmonds	For
2. To approve the amendment to the VerifyMe, Inc. 2020 Equity Incentive Plan.	For
3. To ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For
NOTE: In their discretion, and in accordance with applicable law, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement of the meeting.	

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

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